UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2007

GSI COMMERCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-16611	04-2958132
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

935 First Avenue, King of Prussia, PA	19406
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 491-7000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being filed to amend Item 9.01 of the Current Report on Form 8-K filed on September 12, 2007 (the “Current Report”). This Amendment provides the unaudited pro forma financial information required by Item 9.01(b), which financial information was not included in the Current Report.

The Registrant hereby amends Item 9.01 of the Current Report to read in its entirety as follows:

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The unaudited historical financial statements of Accretive as of June 30, 2007 and for the six months ended June 30, 2007 and 2006 are filed as Exhibit 99.2. The audited historical financial statements of Accretive as of and for the year ended December 31, 2006, and the related report of McGladrey & Pullen LLP, are filed as Exhibit 99.3.

(b) Pro Forma Financial Information.

The required pro forma financial information for the nine months ended September 30, 2007 and the twelve months ended December 30, 2006 are filed as Exhibit 99.4.

A pro forma balance sheet as of September 30, 2007 has not been included as the effects of the acquisition of Accretive are reflected in the Company’s Condensed Consolidated Balance Sheet as of September 30, 2007 included in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 8, 2007.

(d) Exhibits.

Exhibit No.	Document Description

2.1	Agreement and Plan of Merger dated as of August 16, 2007 among GSI Commerce, Inc., Blue Route, Inc., Accretive Commerce, Inc. and certain of the principal stakeholders of Accretive Commerce, Inc. A list of the exhibits and schedules to the Agreement and Plan of Merger appears in the table of contents to the Agreement. The Company will furnish to the Securities and Exchange Commission a copy of any omitted exhibits and schedules upon request. (Incorporated by reference to Exhibit 2.1 in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 17, 2007).

23.1	Consent of McGladrey & Pullen LLP. *

99.1	Press release dated September 10, 2007. *

99.2	Unaudited financial statements of Accretive Commerce, Inc. as of June 30, 2007 and 2006 and for the six months ended June 30, 2007 and 2006. *

99.3	Audited financial statements of Accretive Commerce, Inc. as of and for the year ended December 31, 2006 and the related report of McGladrey & Pullen LLP. *

99.4	Pro forma financial information for the nine months ended September 30, 2007 and the twelve months ended December 30, 2006.

* Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K filed on September 12, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSI COMMERCE, INC.

By:	/s/ Arthur H. Miller
Arthur H. Miller Executive Vice President

Dated: November 19, 2007

EXHIBIT INDEX

Exhibit No.	Document Description

2.1	Agreement and Plan of Merger dated as of August 16, 2007 among GSI Commerce, Inc., Blue Route, Inc., Accretive Commerce, Inc. and certain of the principal stakeholders of Accretive Commerce, Inc. A list of the exhibits and schedules to the Agreement and Plan of Merger appears in the table of contents to the Agreement. The Company will furnish to the Securities and Exchange Commission a copy of any omitted exhibits and schedules upon request. (Incorporated by reference to Exhibit 2.1 in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 17, 2007).

23.1	Consent of McGladrey & Pullen LLP. *

99.1	Press release dated September 11, 2007. *

99.2	Unaudited financial statements of Accretive Commerce, Inc. as of June 30, 2007 and 2006 and for the six months ended June 30, 2007 and 2006. *

99.3	Audited financial statements of Accretive Commerce, Inc. as of and for the year ended December 31, 2006 and the related report of McGladrey & Pullen LLP. *

99.4	Pro forma financial information for the nine months ended September 30, 2007 and the twelve months ended December 30, 2006.

* Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K filed on September 12, 2007

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